UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2025

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38323	82-3074668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2025, Adial Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved Amendment No. 7 to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”) that the Company will have authority to grant under the plan from 2,000,000 to 5,000,000. A description of the 2017 Equity Incentive Plan, as amended, is set forth in the Company’s definitive revised proxy statement on Schedule 14A for the Annual Meeting, which was filed on June 27, 2025 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 7—Approval of the Plan Increase Proposal,” which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 7 to the 2017 Equity Incentive Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2025, the Company’s stockholders approved a proposal at the Annual Meeting to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), at the discretion of our Board, to increase to the authorized number of shares of the Company’s Common Stock, from 50,000,000 to 100,000,000 (the “Authorized Increase”). Following such approval and the approval of the Board at a meeting of the Board held on August 1, 2025, the Company filed an amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect the Authorized Increase, with an effective time of 4:00 p.m. Eastern Time on August 1, 2025.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 1, 2025, at the Annual Meeting, the Company’s stockholders voted on the following eight (8) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3, 4, 5, 6, 7, and 8 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 - Election of Directors

The following two (2) individuals were re-elected as Class I directors, each to serve a three-year term expiring at the Company’s 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
(1) Kevin Schuyler	1,475,557	124,019	2,849,163
(2) Tony Goodman	1,504,799	94,777	2,849,163

Proposal 2 - Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The stockholders ratified and approved the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,096,571	182,925	169,243	0

Proposal 3 – Approval, of the issuance of up to an aggregate of 6,730,376 shares of Common Stock upon the exercise of our Series B-1 Common Stock purchase warrants, Series C-1 Common Stock purchase warrants and placement agent warrants issued in connection with our private placement offering that closed on May 5, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering.

The stockholders approved, the issuance of the common stock upon exercise of the Series B-1 and Series C-1Warrants, based on the votes below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,331,365	192,560	75,650	2,849,163

Proposal 4 - Approval, the issuance of up to an aggregate of 19,425,000 shares of Common Stock upon the exercise of our Series D Common Stock purchase warrants and Series E Common Stock purchase warrants issued in connection with our offering that closed on June 18, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering

The stockholders approved, the issuance of the common stock upon exercise of the Series D and Series E Warrants, based on the votes below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,335,909	177,406	86,260	2,849,163

Proposal 5 – Approval of an amendment to the Certificate of Incorporation, in substantially the form attached to the Definitive Proxy Statement as Appendix A, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock at a ratio of 1-for-2 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board to abandon such amendment.

The Stockholders approved the amendment to the Certificate of Incorporation to effect a reverse stock split based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,700,413	625,996	122,328	0

Proposal 6 – Approval of an amendment to the Certificate of Incorporation, in substantially the form attached to the Definitive Proxy Statement as Appendix B, at the discretion of our Board, to increase the authorized number of shares of the Company’s Common Stock, from 50,000,000 to 100,000,000 (the “Authorized Increase Proposal”).

The Stockholders approved the Amendment based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,689,060	638,665	121,013	0

As disclosed above under Item 5.03, the Board approved, at a meeting of the Board held on August 1, 2025, the filing of the Amendment on August 1, 2025 with the Secretary of State of the State of Delaware to effect the Authorized Increase, with an effective time of 4:00 p.m. Eastern Time on August 1, 2025.

Proposal 7 - Approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of Common Stock authorized for grant under the plan from 2,000,000 to 5,000,000

The stockholders approved the amendment (Amendment No. 7) to the Company’s 2017 Equity Incentive Plan to increase the number of shares of Common Stock authorized for grant under the 2017 Equity Incentive Plan from 2,000,000 to 5,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,375,623	160,563	64,391	2,849,162

Proposal 8 – Approval of a proposal to adjourn the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal, the Authorized Increase Proposal, the May Warrant Exercise Proposal and/or the June Warrant Exercise Proposal.

The Stockholders approved the adjournment of 2025 Annual Meeting based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,793,622	537,441	117,674	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Adial Pharmaceuticals, Inc.
10.1	Amendment No. 7 to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2025	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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